EXHIBIT 99


[ST. PAUL TRAVELERS LOGO]                       St. Paul Travelers Companies
NEWS RELEASE                                    385 Washington Street
                                                St. Paul, MN 55102-1396
                                                www.stpaultravelers.com



            St. Paul Travelers Announces Resignation of Mike Miller

SAINT PAUL, Minn.--April 11, 2005--The St. Paul Travelers
Companies, Inc. ("St. Paul Travelers,")(NYSE: STA) today announced that T. Michael Miller, co-Chief Operating Officer, has resigned to pursue an opportunity outside of the company. The company will be making related organizational announcements in the near future.

St. Paul Travelers is a leading provider of property casualty insurance. For more information, visit www.stpaultravelers.com.

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CONTACT: St. Paul Travelerss
Shane Boyd, 651-310-3846 (Media)
Marlene Ibsen, 860-277-9039 (Media)
Joan Palm, 651-310-2685 (Media)
or
Institutional Investors
Maria Olivo, 860-277-8330
David Punda, 212-588-8417
or
Individual Investors
Marc Parr, 860-277-0779